UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION

13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 31, 2006 (March 31, 2006)

FIVE STAR QUALITY CARE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or other jurisdiction

of incorporation)

Commission File No. 1-16817	04-3516029
(IRS Employer
Identification No.)

400 Centre Street, Newton, Massachusetts	02458
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 796-8387

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 28, 2006, we filed with the office of the State Department of Assessments and Taxation of Maryland Articles of Amendment to our Articles of Amendment and Restatement to increase the number of shares of stock which we have the authority to issue from 31,000,000 to 51,000,000 shares, consisting of 50,000,000 shares of common stock, $0.01 par value per share, and 1,000,000 shares of preferred stock, $0.01 par value per share. The Articles of Amendment were effective upon filing.

Item 7.01. Regulation FD Disclosure.

On March 31, 2006, we filed a prospectus supplement, or Prospectus Supplement, to our prospectus dated January 28, 2005 under our Registration Statement on Form S-3, File No. 333-121910, with the Securities and Exchange Commission in connection with a public offering and sale or, the Offering, of 10,000,000 shares of our common stock, par value $.01 per share (plus additional shares to cover an over-allotment option).

The Prospectus Supplement contains certain information that was previously nonpublic including, without limitation,

•                  our intention to terminate six management agreements with Sunrise Senior Living Services, Inc., or SLS, following the Offering and to pay termination fees to SLS currently expected to total approximately $57.1 million in connection therewith, which amount may change if we terminate different management agreements than those we are currently contemplating. These termination fees will be recorded as expenses in our income statement in the quarter in which we give the termination notices, which we expect to be either our first or second quarter ending March 31, 2006 or June 30, 2006, respectively;

•                  our expectation to fund these termination fees with a portion of the proceeds of the Offering;

•                  our expectation of incurring a significant loss in either the quarterly period ending March 31, 2006 or June 30, 2006 and for all of 2006, as a result of the termination of the six SLS management agreements;

•                  that we may possibly terminate the 11 SLS management agreements that will remain after the Offering sometime in the future;

•                  that the results of operations at the 17 communities that SLS manages for us have historically been volatile and unpredictable, that over the last six months the income we have realized from these communities has also declined, and, as a result, the performance of these communities may adversely affect our consolidated results of operations for our quarter ending March 31, 2006;

•                  our belief that (even though fully reliable financial information about the current operations at these hospitals is not presently available) in 2005 the two rehabilitation hospitals that we have entered into an agreement to lease from Senior Housing Properties Trust, or Senior Housing, generated in excess of $100 million of revenues, received about 70% of their revenues from the Medicare program and generated operating margins that are significantly greater than operating margins of our nursing homes; and

•                  unaudited consolidated pro forma financial statements that present our financial position for the year ended at and as of December 31, 2005 as if the following had occurred: (1) our acquisition of Gordon Health Ventures, LLC, or Gordon, communities, including the related sale leaseback and line of credit financing entered to fund the Gordon acquisition, (2) our August 2005 equity offering, and (3) our termination of 12 SLS management agreements in November 2005, including the payment of related termination fees to SLS, the reduction in our management fees payable to SLS in respect of those 12 management agreements and the related sale leaseback transaction with Senior Housing of the six Gordon communities; the Offering and the use of a portion of the proceeds from the Offering to pay the termination fees for six SLS management agreements we intend to terminate, including the reduction in our management fees payable to SLS in respect of those management agreements, as if all of these events had been completed as of January 1, 2005.

Item 8.01. Other Events.

On March 31, 2006, we agreed to sell 10,000,000 shares of common stock in an underwritten public offering. The public offering price was $10.45 per share. We expect to issue and deliver these shares on or about April 5, 2006. We have granted the underwriters a 30-day option to purchase up to an additional 1,500,000 shares to cover over-allotments, if any. We expect to use a portion of the approximately $98.8 million of net proceeds of the offering (after estimated expenses and underwriters’ commissions) to fund the termination payments which we expect to pay to SLS and for general business purposes, including reducing amounts outstanding under our revolving credit facility, working capital for the hospitals that we expect to begin operating later this year and possibly for terminations of additional SLS management agreements.

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any of these shares. The offering of these shares will be made only by means of a prospectus supplement and accompanying prospectus. In addition, this Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these shares in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS CURRENT REPORT ON FORM 8-K CONTAINS FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND FEDERAL SECURITIES LAWS. THESE STATEMENTS REFLECT OUR INTENT, BELIEF OR EXPECTATION, OR THE INTENT, BELIEFS OR EXPECTATIONS OF OUR DIRECTORS AND OFFICERS, BUT THEY ARE NOT GUARANTEED TO OCCUR. FOR EXAMPLE,

•                  THE TERMINATION OF OUR SLS MANAGEMENT AGREEMENTS MAY NOT IMPROVE OUR FINANCIAL RESULTS OR MAY CAUSE US TO EXPERIENCE OPERATING LOSSES. SLS MAY DISPUTE OUR CALCULATION OF THE TERMINATION FEES FOR THE SIX AGREEMENTS WE INTEND TO TERMINATE. THE OPERATING AND FINANCIAL PERFORMANCE OF THE COMMUNITIES MAY DETERIORATE IN THE PERIOD AFTER WE NOTIFY SLS OF OUR INTENTION TO TERMINATE THE AGREEMENTS AND BEFORE WE ARE ALLOWED TO ASSUME THE COMMUNITIES’ OPERATIONS PURSUANT TO THE AGREEMENT TERMS. ALTHOUGH OUR EXPECTATION IS OTHERWISE, WE MAY BE UNABLE TO OPERATE THESE COMMUNITIES FOR OUR OWN ACCOUNT IN A MANNER WHICH IS AS PROFITABLE AS THEY HAVE BEEN OPERATED BY SLS,

•                  WE MAY BE UNABLE TO TERMINATE THE 11 SLS MANAGEMENT AGREEMENTS THAT WILL REMAIN AFTER THE OFFERING FOR VARIOUS REASONS, INCLUDING BECAUSE WE MAY BE UNABLE TO FUND THE TERMINATION FEES. AS A RESULT, THE INCOME WE REALIZE FROM THESE 11 COMMUNITIES MAY CONTINUE TO DECLINE,

•                  WE MAY NOT RECEIVE THE REQUIRED REGULATORY APPROVALS TO LEASE THE TWO HOSPITALS FROM SENIOR HOUSING AND OUR LEASE WITH SENIOR HOUSING MAY NOT BECOME EFFECTIVE. HEALTHSOUTH CORPORATION’S LEASE OF THESE HOSPITALS MAY BE REINSTATED AND OUR LEASE OF THESE HOSPITALS MAY BE TERMINATED. OPERATING MARGINS FOR THESE HOSPITALS MAY BE LOWER THAN WE NOW ANTICIPATE OR MAY DECLINE. WE ALSO MAY BE UNABLE TO OPERATE THESE HOSPITALS PROFITABLY AND WE MAY EXPERIENCE LOSSES FROM OUR OPERATION OF THESE HOSPITALS, OR

•                  FURTHER, THE FACT THAT THE OFFERING HAS PRICED MAY IMPLY THAT THE OFFERING WILL CLOSE. THE CLOSING IS SUBJECT TO CONDITIONS CUSTOMARY TO TRANSACTIONS OF THIS TYPE AND MAY BE DELAYED OR MAY NOT OCCUR AT ALL. THE FACT THAT THE UNDERWRITERS HAVE AN OVER-ALLOTMENT OPTION MAY IMPLY THAT THIS OPTION WILL BE EXERCISED. THE UNDERWRITERS ARE NOT UNDER ANY OBLIGATION TO EXERCISE THIS OPTION, OR ANY PORTION OF IT, AND MAY NOT DO SO. IN ADDITION, THE AMOUNT OF AND THE INTENDED USE OF PROCEEDS FROM THE OFFERING MAY CHANGE. THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT EXPECTATIONS, BUT THESE STATEMENTS AND THE IMPLICATIONS OF THESE STATEMENTS ARE NOT GUARANTEED.

IN ANY SUCH EVENT, OUR FUTURE FINANCIAL PERFORMANCE MAY BE ADVERSELY AFFECTED AND WE MAY EXPERIENCE LOSSES. IF OUR FINANCIAL RESULTS DO NOT IMPROVE, OUR STOCK PRICE LIKELY WILL DECLINE. YOU SHOULD NOT PLACE UNDUE RELIANCE UPON OUR FORWARD LOOKING STATEMENTS.

EXCEPT AS MAY BE REQUIRED BY APPLICABLE LAW, WE DO NOT INTEND TO IMPLY THAT WE WILL RELEASE PUBLICLY THE RESULT OF ANY REVISION TO THE FORWARD LOOKING STATEMENTS CONTAINED IN THIS CURRENT REPORT ON FORM 8-K TO REFLECT THE FUTURE OCCURRENCE OF PRESENTLY UNANTICIPATED EVENTS.

Item 9.01. Financial Statements and Exhibits.

(c)                                  Exhibits.

1.1                                 Underwriting Agreement, dated March 31, 2006, between us and the underwriters named therein relating to the sale of 10,000,000 shares of common stock (plus up to an additional 1,500,000 shares that may be sold pursuant to the underwriters' over-allotment option).

3.1                                 Composite copy of our Articles of Amendment and Restatement.

5.1                                 Opinion of Venable LLP.

23.1                           Consent of Venable LLP (contained in Exhibit 5.1).

[Remainder of this Page Intentionally Left Blank.]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIVE STAR QUALITY CARE, INC.

By:	/s/ Bruce J. Mackey Jr.
Name:	Bruce J. Mackey Jr.
Title:	Treasurer and Chief Financial Officer

Date:  March 31, 2006